UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 17, 2003

NYMAGIC, INC. (Exact name of registrant as specified in its charter)

New York (State or other jurisdiction of incorporation)	___1-11238____ (Commission File Number)	13-3534162 (IRS Employer Identification No.)

919 Third Avenue, New York, New York (Address of principal executive offices)	___10022 (Zip Code)

Registrant’s telephone number, including area code 212.551.0600

________________________________________________ (Former name or former address, if changed since last report.)

Item 7.  Financial Statements and Exhibits.

(c)  Exhibits.

Exhibit Number	Description
99.1	Press Release, dated December 17, 2003.

Item 9.  Regulation FD Disclosure.

            On December 17, 2003, NYMAGIC, INC. issued a press release announcing that it had declared a dividend to shareholders of six cents per share, payable on January 7, 2004, to shareholders of record on December 31, 2003.  The press release is attached hereto as an exhibit and is hereby incorporated in its entirety by reference.

In accordance with general instruction B.2 of Form 8-K, the information listed under Item 9, including exhibit 99.1, is furnished pursuant to Item 9 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 18, 2003

                                                                        NYMAGIC, INC.

                                                                        By:   /s/ Paul J. Hart
                                                                              Paul J. Hart
                                                                              General Counsel

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release, dated December 17, 2003.